Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012 of:

Global Real Estate Portfolio
(the "Portfolio")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved (i) the imposition of a maximum initial sales charge of 5.25% on purchases of Class P shares of the Portfolio; (ii) a decrease in the minimum initial investment amount for Class P shares of the Portfolio from $1,000,000 to $1,000; (iii) a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000; and (iv) the implementation of criteria for the waiver of the front-end sales charge on Class P shares of the Portfolio. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class P and Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class P or Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class P or Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $25,000 or more with respect to Class P and $50,000 or more with respect to Class H. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class P and Class H Shares" section on page 22 of the Prospectus.

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The following table replaces the "Shareholder Fees" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Fees and Expenses:"

Class P
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

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The following table replaces the "Example" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class P	$649	$913	$1,195	$2,000

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The following table replaces the "Average Annual Total Returns" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Performance Information—Average Annual Total Returns:"

	Past One Year	Past Five Years	Since Inception
Class P (commenced operations on 8/30/06)† Return before Taxes	-14.60%	-6.22%	-3.01%

†  The historical performance of Class P shares has been restated to reflect the current maximum initial sales charge of 5.25%.

The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares, $25,000 for Class H shares and $1,000 for each of Class L and Class P shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Purchase Class P and Class H Shares" sections beginning on pages 21 and 22, respectively, of the Prospectus.

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Class I and Class L Shares" sections beginning on pages 21 and 24, respectively, of the Prospectus.

Class P and Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Please retain this supplement for future reference.

  SU-MSIF-07-SPT 1/13